Supplement to the
Fidelity Advisor® Large Cap Fund
Class A, Class M, Class C, Class I, and Class Z
January 29, 2025
Summary Prospectus

Proposed Reorganization. The Board of Trustees of Fidelity Advisor Series I has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Advisor® Large Cap Fund and Fidelity® Large Cap Stock Fund pursuant to which Fidelity Advisor® Large Cap Fund would be reorganized on a tax-free basis with and into Fidelity® Large Cap Stock Fund.
As a result of the proposed Reorganization, shareholders of Fidelity Advisor® Large Cap Fund would receive, respectively, corresponding shares of Fidelity® Large Cap Stock Fund.
The Agreement provides for the transfer of all of the assets of Fidelity Advisor® Large Cap Fund in exchange for corresponding shares of Fidelity® Large Cap Stock Fund equal in value to the net assets of Fidelity Advisor® Large Cap Fund and the assumption by Fidelity® Large Cap Stock Fund of all of the liabilities of Fidelity Advisor® Large Cap Fund. After the exchange, Fidelity Advisor® Large Cap Fund will distribute the Fidelity® Large Cap Stock Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor® Large Cap Fund. As a result, shareholders of Fidelity Advisor® Large Cap Fund will become shareholders of Fidelity® Large Cap Stock Fund (these transactions are collectively referred to as the "Reorganization").
A Special Meeting (the "Meeting") of the Shareholders of Fidelity Advisor® Large Cap Fund is expected to be held during the second quarter of 2025 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Fidelity Advisor® Large Cap Fund in advance of the meeting.
If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about July 25, 2025. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.
Effective after the close of business on the business day prior to the Reorganization, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund's Reorganization takes place.
The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity® Large Cap Stock Fund please call 1-800-544-8544. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).
LC-SUSTK-0125-104 1.9881453.104	January 29, 2025